SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) June 29, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                        0-16014                 23-2417713
   (State or other           (Commission File Number)       (IRS Employer
   jurisdiction of                                        IdentificationNo.)
    incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



          Registrant's telephone number, including area code (814) 274-9830







Item 5.  Other Events

On June 29, Adelphia Communications, Inc. ("Adelphia") announced an offering of Senior Notes due 2003 in a private placement to institutional investors. The press release related to such announcement is filed hereto as Exhibit 99.01.

Item 7.  Financial Statements and Exhibits

Exhibit 99.01 Press release issued June 29, 1998.




                                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 1998                       ADELPHIA COMMUNICATIONS CORPORATION

                                                     (Registrant)

                                              By:   /s/Timothy J. Rigas
                                                       Timothy J. Rigas
                                                       Executive Vice President,
                                                       Treasurer and Chief
                                                       Financial Officer























EXHIBIT INDEX

Exhibit No.                Description

         99.01             Press release issued June 29, 1998.